Third Party Borrowing	6 Months Ended
Jun. 30, 2026
Third Party Borrowing [Abstract]
Third Party Borrowing

16. Third Party Borrowing

As of June 30, 2026 and December 31, 2025, third party borrowing consisted of the following:

	As of
	June 30, 2026	December 31, 2025
	(Unaudited)	(Audited)
Third party borrowing	$1,340,702	$—

On February 7, 2026, the Group entered into a loan agreement with Silkroad Industrial Ltd (“SIL”), a third-party lender. Under the agreement, SIL agreed to lend to the Group an amount equal to 68% of the then-current fair market value of 30 Bitcoins on the borrowing date. Based on a fair market value of $65,721 per Bitcoin on such date, the aggregate loan proceeds amounted to $1,340,702, which were disbursed in USDT. The loan has a term of three years and bears interest at a fixed rate of 1.25% per annum, payable quarterly. For the six months ended June 30, 2026, the interest expense related to the third party borrowing was $4,252.

The 30 Bitcoins held by the Group were pledged as collateral under the agreement to secure the borrowing facilities. The Group may not dispose of or encumber its interest in the pledged tokens without the lender’s prior written consent. Pursuant to the agreement, a default floor has been established at 80% of the fair market value of the Bitcoins collateral as of the borrowing date (initially equal to $52,577), which is subject to reset upon each cure. Should the fair market value of the Bitcoins collateral fall below the then-applicable default floor, the Group shall cure the deficiency within three business days following its receipt of written notice from the lender. As of June 30, 2026, the fair value of the pledged Bitcoins exceeded the applicable default floor, and therefore no additional collateral was required.